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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 July 12, 2000
                            -----------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                BLACKROCK, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER: 001-15305
                                               ---------


                DELAWARE                                 51-0380803
          -------------------                         ----------------
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)

                                345 Park Avenue
                              New York, NY 10154
                            ----------------------
                   (Address of principal executive offices)
                                  (Zip Code)

                                (212) 754-5560
                        -------------------------------
             (Registrant's telephone number, including area code)

                        _______________________________
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Second Quarter 2000 Financial Results

         On July 12, 2000, BlackRock, Inc. (the "Corporation") reported results of operations for the period ended June 30, 2000. A copy of the earnings press release issued by the Corporation is attached as Exhibit
         99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The Exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BlackRock, Inc.
                                                  (Registrant)

Date:  July 13, 2000                              By: /s/ Paul L. Audet
                                                     ----------------------
                                                       Paul L. Audet
                                                       Managing Director
                                                       Chief Financial Officer

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                                 EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on July 12, 2000, with respect to the Corporation's results of operations for the period ended June 30, 2000, filed herewith.

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